UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                    ----------------------------------

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             October 30, 2008

                    ----------------------------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of  (Commission File             (IRS Employer
incorporation)                     Number)              Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.      REGULATION FD DISCLOSURE.

On October 30, 2008, the registrant issued a press release announcing its upcoming participation in the 2008 Goldman Sachs Global Industrials Conference in New York City, New York on Wednesday, November 5, 2008; the Baird Industrial Conference in Chicago, Illinois on Wednesday, November 12, 2008; and the Stephens Inc. Fall Investment Conference in New York City, New York on Wednesday, November 19, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

A live audio webcast of each presentation and investor materials provided at each conference will be publicly available, on its respective date, on the registrant's internet website: www.werner.com, under the "Investor Information" link. The investor materials and replays of each webcast will also be publicly accessible on this website. Details concerning the conferences, webcasts, replays and investor materials are included in the exhibit.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the press release exhibit to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section 18, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), unless the registrant expressly states that such information and exhibit are to be considered "filed" under the Exchange Act or incorporates such information and exhibit by specific reference in an Exchange Act or Securities Act filing.

This current report on Form 8-K, the oral public statements made by a representative of the registrant during the aforementioned webcasts and the related investor materials may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are based on information currently available to the registrant's management and are current only as of the date made. For that reason, undue reliance should not be placed on any such forward-looking statement. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the registrant's Annual Report on Form 10-K for the year ended December 31, 2007. The registrant assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted. Any such updates or revisions may be made by filing reports with the Securities and Exchange Commission, through the issuance of press releases or by other methods of public disclosure.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.
          ---------

          99.1 Press release issued by the registrant on October 30, 2008, "Werner Enterprises to Participate in Three November 2008 Investment Conferences"




                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      October 30, 2008             By:  /s/ John J. Steele
         -------------------                 --------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      October 30, 2008             By:  /s/ James L. Johnson
         -------------------                 --------------------
                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary